Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with SIGNA Sports United N.V.’s annual report on Form 20-F for the year ended September 30, 2021 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Alexander Johnstone, the Chief Financial Officer of SIGNA Sports United N.V., certify that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SIGNA Sports United N.V.

Date: February 4, 2022	/s/ Alexander Johnstone
Name: Alexander Johnstone
Title: Chief Financial Officer